UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2005

SCHICK TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

State of Delaware (State or other jurisdiction of incorporation)	000-22673 (Commission File Number)	11-3374812 (IRS Employer Identification No.)

30-00 47th Avenue
Long Island City, New York 11101
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 937-5765

(Former Name or Former Address, if
Changed Since Last Report)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 10, 2005, Schick Technologies, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended March 31, 2005. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1: Press Release, dated Friday, June 10, 2005, of Schick Technologies, Inc., announcing its financial results for the fourth quarter and fiscal year ended March 31, 2005.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2005	SCHICK TECHNOLOGIES, INC. ————————————— (Registrant) By: /s/ Jeffrey T. Slovin ———————— Jeffrey T. Slovin CEO & President